Exhibit 99.2

0 Third Quarter 2022 Results Presentation October 27, 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and our management's beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions, including statements regarding the anticipated impact on our business of the ongoing COVID-19 pandemic and related public health measures. These statements are not statements of historical fact. When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts or variations of these words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks. Consequently, actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause actual results to be different than those expected or anticipated include, but are not limited to: the impact of the ongoing COVID-19 pandemic and related public health measures; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner; governmental and regulatory commissions' decisions, including decisions on proper disposition of property; consequences of eminent domain actions relating to our water systems; changes in regulatory commissions' policies and procedures, such as the CPUC's decision in 2020 to preclude companies from proposing fully decoupled WRAMs in their next GRC filing (which impacted our 2021 GRC filing related to our operations commencing in 2023); the outcome and timeliness of regulatory commissions' actions concerning rate relief and other matters, including with respect to our 2021 GRC filing and our Cost of Capital filing; increased risk of inverse condemnation losses as a result of climate change and drought; our ability to renew leases to operate water systems owned by others on beneficial terms; changes in California State Water Resources Control Board water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions, especially as a result of Public Safety Power Shutoff (PSPS) programs; housing and customer growth; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; labor relations matters as we negotiate with the unions; changes in customer water use patterns and the effects of conservation, including as a result of drought conditions; our ability to complete, in a timely manner or at all, successfully integrate and achieve anticipated benefits from announced acquisitions; the impact of weather, climate change, natural disasters, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; risks associated with expanding our business and operations geographically; the impact of stagnating or worsening business and economic conditions, including inflationary pressures, general economic slowdown or a recession, increasing interest rates, and changes in monetary policy; and other risks and unforeseen events described in our SEC filings. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the Annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise..

CALIFORNIA
WATER SERVICE GROUP
INVESTING FOR LIFE

INVESTOR RELATIONS 1

INVESTOR RELATIONS 2 Tom Smegal Vice President, CFO & Treasurer Paul Townsley Vice President, Corporate Development Dave Healey Vice President, Controller Marty Kropelnicki President & CEO Greg Milleman Vice President, Rates & Regulatory Affairs Today’s Participants

INVESTOR RELATIONS 3 Presentation Overview o Our Values and Priorities o Financial Results o Financial Highlights and Earnings Bridges o California Regulatory Update o California Drought Update o Capital Update o Customer Debt Update o Business Development Status o CapEx and Rate Base Tables o In Summary

BOARD UPDATE 4 4 BOARD UPDATE INVESTOR RELATIONS 4

INVESTOR RELATIONS (Amounts are in millions, except for EPS) Q3 2021 Q3 2022 Variance Operating Revenue $256.7 $266.3 3.7% Operating Expenses $185.6 $201.4 8.5% Net Interest Expense $11.2 $11.3 0.8% Net In come Attributable to CWT $62.4 $55.9 (10.5%) EPS $1.20 $1.03 (14.1%) Capital Investments $69.2 $77.5 12.0% Financial Results: Third Quarter 2022 5

INVESTOR RELATIONS 6 Financial Results: YTD 2022 (Amounts are in millions, except for EPS) YTD 2021 YTD 2022 Variance Operating Revenue $617.6 $645.5 4.5% Operating Expenses $501.3 $544.1 8.5% Net Interest Expense $31.9 $33.2 4.2% Net In come Attributable to CWT $97.6 $76.4 (21.7%) EPS $1.91 $1.41 (26.0%) Capital Investments $207.7 $222.1 6.9%

INVESTOR RELATIONS NET INCOME ATTRIBUTABLE TO CWT DECREASED $6.5M UNBILLED REVENUE INCREASED $3.4M AND WE RECORDED A $2.0M LOWER CHANGE IN VALUATION OF THE COMPANY’S NONQUALIFIED PLAN ASSETS AS COMPARED TO Q3 2021. $13.3M INCREASED TOTAL OPERATING EXPENSES DUE MAINLY TO WAGE INCREASES, INCREASES IN THE COST OF GOODS AND SERVICES, INCREASED UNINSURED LOSS EXPENSE, AND INCREASED RESERVE FOR BAD DEBTS AS COMPARED TO Q3 2021 $2.5M INCREASED DEPRECIATION, PROPERTY TAXES, AND INTEREST RELATED TO CAPITAL ADDITIONS GENERAL RATE INCREASES OF $7.3M $77.5M CAPEX, UP 12% FROM 2021 DESPITE SUPPLY CHAIN PRESSURES Third Quarter Financial Highlights 7

INVESTOR RELATIONS NET INCOME ATTRIBUTABLE TO CWT DECREASED $21.2M PRIMARILY DUE TO $9.4M REDUCTION IN UNBILLED REVENUE, AN $11.4M UNREALIZED CHANGE IN THE VALUATION OF NONQUALIFIED PLAN ASSETS, AND A $1.3M INCREASE IN INTEREST OVERALL, OPERATING EXPENSE INCREASES WERE MOSTLY DUE TO INCREASE S IN LABOR COSTS, COST OF GOODS AND SERVICES, DEPRECIATION AND AMORTIZATION EXPENSE, AND TAXES MOSTLY OFFSET BY RATE INCREASES OF $24.5M , AN INCREASE OF $10.8M IN OPERATING REVENUE FROM A CHANGE IN DEFERRED REVENUE, AND A $2.7M GAIN FROM COMPANY - OWNED LIFE INSURANCE TO FINANCE THE ONGOING CAPITAL IMPROVEMENT PROGRAM, THE COMPANY ISSUED 470,000 SHARES DURING Q3 AND HAS ISSUED 2.2M SHARES IN THE LAST 12 MONTHS USING ITS ATM PROGRAM Year to Date Financial Highlights 8

INVESTOR RELATIONS 9 EPS Bridge Q3 2021 to Q3 2022 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 - $0.05 $0.06 - $0.36 $0.22 $1.03 - $0.04 $1.20

INVESTOR RELATIONS 10 EPS Bridge YTD 2021 to YTD 2022 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $0.01 $0.44 $1.91 - $0.20 - $0.17 $1.41 - $0.58

California Cost of Capital Update • No update in the quarter from the Administrative Law Judge on the submitted case. While there is still a potential for the CPUC to issue a decision this year, it is increasingly likely that a final decision will be made in 2023. • Because of the delay in issuing a decision, the company cannot determine how or whether changed market conditions in 2022 might affect the final decision on any of the components of cost of capital. • Given the company’s financing program, our proposed cost of debt in the application was lower than last adopted. The company has not reserved for any potential outcome of the proceeding. In the event the CPUC adopts capital components retroactively, 2022 results may include a regulatory liability of up to $ 11 million for reduced debt costs, with additional unknown impacts from potential changes to adopted capital structure and allowed return on equity. INVESTOR RELATIONS 11

California General Rate Case Update • Cal Water and the Public Advocates Office filed a settlement on September 2, covering issues of rate design, sales forecast, and other less - controversial issues. • Litigated items not included in the settlement included capital investment budgets, WRAM balancing account recovery, and some expenses. • The rate case is now in the hands of the ALJ. • While the case has proceeded on schedule thus far, it is unlikely the CPUC will reach a final decision before the end of 2022. • Cal Water is entitled to file for interim rates including an adjustment for up to CPI - U for 2023 and currently anticipates making that filing in the fourth quarter so that it would become effective on January 1, 2023. • Interim rates are subject to adjustment based on the final outcome of the case. INVESTOR RELATIONS 12

INVESTOR RELATIONS 13 Focus on Decoupling for 2023 • In 2023, Cal Water will no longer be decoupled and again experience revenue (sales) and production cost (source mix) variability not seen since 2008. • The 2021 General Rate Case settlement and stipulations contain provisions designed to mitigate the absence of a decoupling program: • Lower estimated sales factoring in continued conservation efforts • Rates designed to reduce revenue volatility but still send a price signal to the highest users • Estimated production costs accounting for a realistic mix of water sources • In the event drought conditions persist in 2023, Cal Water will track lost revenue in a memorandum account for potential future recovery. • Legislation asking the CPUC to reconsider decoupling was signed into law by Governor Newsom on September 30. • Cal Water and others have appealed the CPUC decoupling decision to the California Supreme Court – oral arguments are scheduled for Q1 2023, though the CPUC recently filed a Motion to Dismiss based on the legislation

INVESTOR RELATIONS CONSERVATION IS WORKING - CALIFORNIA CUSTOMER USAGE DOWN 19% IN Q3 AS COMPARED TO ADOPTED, AND DOWN 7% COMPARED T O 2021 WATER REVENUE ADJUSTMENT MECHANISM BALANCE HAS INCREASED TO $94.8 MILLION DUE TO LOWER THAN ADOPTED SALES NOAA FORECASTS A WARMER AND DRIER WINTER IN 2022 - 2023 IN THE SOUTHWEST DUE TO LA NIÑA CONDITIONS. DROUGHT CONTINUES TO HIGHLIGHT NEED FOR WATER SUPPLY RESILIENCY IN THE FACE OF CLIMATE CHANGE ALL CALIFORNIA DISTRICTS IN “STAGE 2” DROUGHT RESTRICTIONS CAL WATER’S Q3 DROUGHT EXPENDITURES OF $0.4M ARE RECORDED IN A MEMORANDUM ACCOUNT FOR POTENTIAL FUTURE RECOVERY. TOTAL BALANCE SINCE 2021 IS $1.4M. California Drought Update 14

15 INVESTOR RELATIONS Capital Investment Update • Q3 Capital spending tracked to our expectations with an increase in spending from 2021 • We continue to monitor supply chains for major materials, particularly ductile iron pipe and electrical equipment • We continue to look for risk mitigations including potentially stockpiling materials • Q4 construction activity can be affected by weather

INVESTOR RELATIONS 16 16 • Cal Water began shutting off past - due customers for nonpayment starting in late July • Under COVID guidelines, no collections were allowed from March 2020 until now • While California state aid resulted in a reduced number of delinquent accounts, it will still take months to address remaining 90 - day delinquencies. • Delinquent accounts over 90 days were reduced by $3.5M in the quarter due to collection efforts • Reserve for bad debt increased relative to 2021 due to the recognition in 2021 of state aid that mitigated some delinquent balances • Other states received earlier authorization to begin collections and have improved delinquencies faster than California Customer COVID Debt Update

INVESTOR RELATIONS 2022 Business Development Project Updates System Water Connections Wastewater Connections Total Status Animas Valley Water (NM) 2,000 2,000 Closed April 2022 Railyard (TX) – New service area of BVRT 350 (up to 1,500 at buildout) 350 (up to 1,500 at buildout) Closed June 2022 Skylonda (CA) 176 176 CPUC Approved June 2022* HOH Utilities (HI) 1,800 Equivalent Dwelling Units (EDUs) 1,800 EDUs HPUC Approved June 2022 * Keahou (HI) 1,500 EDUs 1,500 EDUs HPUC Approved October 2022 * Stroh’s Water (WA) 900 900 Announced April 2022* Monterey Water (NM) 380 380 Announced March 2022* KSSCS (HI) 400 EDUs 400 EDUs Announced April 2022* Bethel Green Acres (WA) 200 200 Announced July 2022* Camino Real (TX) – New service area of BVRT Up to 5,000 for current phase Up to 5,000 for current phase Up to 10,000 for current phase Announced water supply agreement August 2022* *All announced acquisitions are subject to customary closing conditions and regulatory approval unless noted 17

INVESTOR RELATIONS 18 $118 $116 $131 $177 $229 $259 $272 $274 $299 $293 $355 $360 $365 $55 $58 $61 $61 $64 $77 $84 $89 $99 $116 $127 $135 $0 $50 $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022* 2023* 2024* Capital Investment Depreciation Capital Investment and Depreciation (in millions) * 2022 - 2024 Estimated investments and depreciation include amounts filed in the California 2021 GRC plus estimates for other sta tes. 2008 - 2019 CAGR 9.7% 2015 - 2021 TOTAL CapEx 3x DEPRECIATION $109 $222.1 YTD

INVESTOR RELATIONS 19 Estimated Regulated Rate Base of CWT (in billions ) *2023 - 2025 Rate Base Estimates include filed proposal in 2021 California General Rate Case plus estimated rate base in other sta tes. These values are not yet adopted and are subject to review and approval of the CPUC and other regulators. $1.06 $1.12 $1.24 $1.61 $2.74 $1.26 $ 1.82 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2016 2017 2018 2019 2020 2021 2022 *2023 *2024 *2025 $1.95 $2.24 $2.49

INVESTOR RELATIONS 20 In Summary o Core business remains strong in 3 rd year of California GRC cycle, while we face increases in wages, goods and services costs due to the inflationary environment o Market headwinds continue to lower unrealized valuation of certain retirement assets o Management focused on preparation for 2023: concluding GRC and Cost of Capital proceedings, drought, supply chains, managing to new regulatory paradigms, and continued execution of growth efforts

DISCUSSION